UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2013 (October 16, 2013)

TRIANGLE PETROLEUM CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34945	98-0430762
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

1200 17th Street, Suite 2600, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 260-7125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On October 16, 2013, Triangle USA Petroleum Corporation (“TUSA”), a wholly-owned subsidiary of Triangle Petroleum Corporation (the “Company”), entered into Amendment No. 2 to Amended and Restated Credit Agreement and Master Assignment (the “Amendment”) with Wells Fargo Bank, National Association, as administrative agent and issuing lender, and the other lenders named therein, as lenders.  The Amendment amends that certain Amended and Restated Credit Agreement, dated April 11, 2013, as reported on a Form 8-K filed with the Securities and Exchange Commission on April 17, 2013, as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement and Master Assignment, dated July 30, 2013 (the “Amended A&R Credit Agreement”), as reported on a Form 8-K filed with the Securities and Exchange Commission on August 5, 2013, to (i) increase the borrowing base under the Amended A&R Credit Agreement from $165.0 million to $275.0 million, (ii) add JPMorgan Chase Bank, N.A., KeyBank National Association, and IBERIABANK as new lenders under the facility, (iii) extend the maturity date to October 16, 2018, and (iv) decrease the applicable margins for ABR and eurodollar advances by 0.25% at all utilization levels.  Further, the existing lenders assigned a portion of their lending commitments to the three new lenders.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the complete text of the Amendment, which is attached hereto as Exhibit 10.1 to this Form 8-K and incorporated in this Item 1.01 by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 concerning the Amendment is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1

Amendment No. 2 to Amended and Restated Credit Agreement and Master Assignment, dated October 16, 2013, among Triangle USA Petroleum Corporation, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent and Issuing Lender, and the Lenders Named Herein, as Lenders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2013	TRIANGLE PETROLEUM CORPORATION

	By:	/s/ Justin Bliffen
Justin Bliffen
Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

Exhibit 10.1*

Amendment No. 2 to Amended and Restated Credit Agreement and Master Assignment, dated October 16, 2013, among Triangle USA Petroleum Corporation, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent and Issuing Lender, and the Lenders Named Herein, as Lenders

* Filed herewith.